UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              July 1, 2005
                                                 -------------------------------

                              Community Banks, Inc.
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             (Exact name of registrant as specified in its charter)

        Pennsylvania                 0-15786                   23-2251762
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

               750 East Park Dr., Harrisburg, PA                  17111
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code            (717) 920-1698
                                                   -----------------------------

N/A               (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02.        Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

         The purpose of this amended filing is to report that Aaron Kurtz, who was appointed by the Board of Directors of Community Banks, Inc. to serve as a director of Community effective July 1, 2005 will not be serving on the audit committee of the board of directors, as previously indicated on the company's current report on Form 8-K filed on July 6, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 27, 2005               COMMUNITY BANKS, INC.


                                   By:    /s/ Eddie L. Dunklebarger
                                        ---------------------------------------
                                   Name:  Eddie L. Dunklebarger
                                   Title: Chairman, President and CEO

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